SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              APRIL 18, 2005
                                                              --------------


                                    CPI CORP.
                                    ---------
               (Exact name of registrant as specified in charter)


     DELAWARE                           0-11227                 43-1256674
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(State of other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


1706 WASHINGTON AVENUE, ST. LOUIS, MISSOURI                        63103-1790
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (314) 231-1575
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 18, 2005, CPI Corp. issued a press release setting forth its financial results for its fourth quarter and fiscal year ending February 5, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

         The press release furnished as Exhibit 99.1 contains certain non-GAAP financial measures. These non-GAAP measures are provided to enhance the investors' overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP financial measures provide useful information to both management and investors by excluding certain items that may not be indicative of the Company's core operating results. The Company believes these financial measures are useful to investors in understanding certain non-GAAP information used by management in its financial and operational decision-making. These measures should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.



 ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

 (c)           Exhibits

99.1 Press release issued on April 18, 2005. (Furnished and not filed with the SEC)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CPI CORP.



Date:  April 19, 2005              By:    /s/ Gary W. Douglas
                                          --------------------------------------
                                          Gary W. Douglass
                                          Executive Vice President, Finance and
                                          Chief Financial Officer and Member of
                                          the Office of the Chief Executive